Exhibit 99.1

Babylon In Discussions of New Strategic Alternatives for its Businesses

London, UK – August 7, 2023 – Babylon Holdings Limited (OTC Pink: BBLNF) (“Babylon”, and together with its subsidiaries, the “Group”) today announced that the transaction proposed by AlbaCore Capital LLP (“AlbaCore”) and MindMaze Group SA (“MindMaze”), for a business combination of Babylon’s core operating subsidiaries with MindMaze, previously announced on June 23, 2023 (the “Previously Proposed Transaction”), will not proceed.

Following Babylon’s receipt of funding under its amended bridge notes facility with AlbaCore, Babylon has no binding commitment for additional financing to continue its business operations. As a result, the Group is exploring new strategic alternatives in order to find the best possible outcome for its UK business. Babylon remains focused on continuing the day to day operations of its UK business, providing accessibility of its healthcare services and the highest standards of care for its patients and members. The Group is pursuing the divestiture of its UK business to third parties that may provide financing to assure the continuity of the operations. Babylon has built a successful, distinct and sustainable UK business which provides high quality healthcare to many. However, it cannot provide assurance that any of these initiatives will result in Babylon entering into a definitive agreement for or completing a divestiture. Further, Babylon is exiting its core US business and plans to safely transition its US members to other providers, and continues to pursue its previously disclosed process for the sale of the Meritage Medical Network independent physicians association business (the “IPA Business”, and the sale of the IPA Business, the UK business or another particular business of Babylon is referred to as a “Third Party Sale”).

In order to explore these opportunities for a Third Party Sale and enable business continuity, Babylon is in discussions with potential strategic partners to secure additional funding. Babylon cannot provide assurance that it will be able to secure sufficient liquidity to fund the operations of the Group’s businesses. To the extent that Babylon is unable to secure additional financing and complete a Third Party Sale of a particular business, the applicable entities of the Group will file for bankruptcy protection or implement other alternatives for an orderly wind down and liquidation or dissolution, which may include commencing Chapter 7 proceedings under the U.S. Bankruptcy Code and/or a UK administration for the applicable entities of the Group in the near term.

Any Third Party Sale will be subject to AlbaCore’s rights under its debt agreements with Babylon, and the aggregate proceeds of any Third Party Sales are not expected to exceed the total amount of the Group’s indebtedness to AlbaCore. As a result, any such transaction will not provide for any payment to Babylon’s Class A ordinary shareholders and other equity instrument holders.

About Babylon

At Babylon, our mission is to make quality healthcare widely accessible and affordable. To this end we are building an integrated digital first primary care service that can manage population health at scale. Founded in 2013, we are reengineering how people engage with their care at every step of the healthcare continuum. Babylon is also working with governments, health providers, employers and insurers to provide them with a new digital-first platform that delivers high-quality healthcare with lower costs and better outcomes. For more information, please visit www.babylonhealth.com.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s exploration of new strategic alternatives for its UK business, its exit from the core US business and one or more Third Party Sales, after announcement that the Previously Proposed Transaction will not proceed, its efforts to secure additional financing, and potential UK administration, U.S. bankruptcy or other liquidation or dissolution proceedings if Babylon is unable to secure sufficient liquidity to fund the operations of the Group’s businesses.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: our ability to continue as a going concern; risks associated with our debt financing agreements with AlbaCore, including the impact of the restrictive covenants on our operations; risks associated with the implementation of the framework implementation agreement dated May 10, 2023 entered into by the Group and AlbaCore on the terms and timetable currently contemplated, if at all; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to timely identify and execute strategic alternatives on favorable terms, including restructuring, refinancing, or Third Party Sales, such as the potential sale of the the UK business and the IPA Business and/or putting Babylon Holdings Limited or other entities in the Group into administration under UK law, obtaining relief under the U.S. Bankruptcy Code or otherwise pursuing a wind down of their respective liabilities and liquidation and dissolution and the timing of any such proceeding; risks and uncertainties associated with such administration, bankruptcy, liquidation or dissolution proceedings; risks and uncertainties associated with the Group’s exit from its core US business; the diversion of our senior management team’s attention from our business to pursuing strategic alternatives for the Group’s businesses and the exit from the core US business; the impact on our share price as a result of the announcement that the Previously Disclosed Transaction will not proceed; the impact on our share price of the recent delisting of our Class A ordinary shares from the New York Stock Exchange and transition to trading on the over-the-counter (OTC Pink) market; turnover in our senior management team and other key talent; our future financial and operating results for Babylon as a whole and in our lines of business; our ability to successfully execute our planned or any new cost reduction actions and realize the expected cost savings; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to avoid contract terminations and to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician-owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2023 and Form 10-Q filed with the SEC on May 10, 2023, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov.

Babylon cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.

Contact:
Babylon Press
press@babylonhealth.com